EXHIBIT 10.23

[LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

STANDARD SUBLEASE

(Long-form to be used with pre-1996 AIR leases)

1.         Parties.  This sublease dated for reference purposes only November 1, 2000, is made by and between ValueClick, Inc., a Delaware corporation ("Sublessor") and BioEnterics Corporation, a California corporation ("Sublessee")

2.         Premises.  Sublessor hereby subleases to Sublessee and Sublesee hereby subleases from Sublessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property, including all improvements therein, and commonly known by the street address of 6430 Via Real located in the County of Santa Barbara, State of California and generally described as (describe briefly the nature of the property) 6430 Via Real (Building C), Suites 1 and 2, consisting of approximately 2,750 square feet ("Premises").

3.         Term.

3.1      Term.  The term of this Sublease shall be for 21-1/2 months commencing on December 15, 2000 and ending on September 30, 2002 unless sooner terminated pursuant to any provision hereof.

3.2      Delay in Commencement.  Sublessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises by the commencement date.  If, despite said efforts, Sublessor is unable to deliver possession as agreed, Sublessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Sublease.  Sublessee shall not, however, be obligated to pay Rent or perform its other obligations until it receives possession of the Premises.  If possession is not delivered within sixty days after the commencement date, Sublessee may, at its option, by notice in writing within ten days after the end of such sixty day period, cancel this Sublease, in which event the Parties shall be discharged from all obligations hereunder.  If such written notice is not received by Sublessor within said ten day period, Sublessee's right to cancel shall terminate.  Except as otherwise provided, if possession is not tendered to Sublessee when required and Sublessee does not terminate this Sublease, as aforesaid, any period of rent abatement that Sublessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Sublessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Sublessee.  If possession is not delivered within 120 days after the commencement date, this Sublease shall automatically terminate unless the Parties agree, in writing, to the contrary.

4.         Rent.

4.1      Base Rent.  Sublessee shall pay to Sublessor as Base Rent for the Premises equal monthly payments of $3,575.00 in advance, on the 1st day of each month of the term hereof.  Sublessee shall pay Sublessor upon the execution hereof $5,362.50 as Base Rent for December 15 through December 30, 2000 and January 2001 Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment.

4.2      Rent Defined.  All monetary obligations of Sublessee to Sublessor under the terms of this Sublease (except for the Security Deposit) are deemed to be rent ("Rent").  Rent  shall be payable in lawful money of the United States to Sublessor at the address stated herein or to such other persons or at such other places as Sublessor may designate in writing.

5.         Security Deposit.  Sublessee shall deposit with Sublessor upon execution hereof $3,575.00 as security for Sublessee's faithful performance of Sublessee's obligations hereunder.  If Sublessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Sublease, Sublessor may use, apply or retain all or any portion of said deposit for the payment of any Rent or other charge in default or for the payment of any other sum to which Sublessor may become obligated by reason of Sublessee's default, or to compensate Sublessor for any loss or damage which Sublessor may suffer thereby.  If Sublessor so uses or applies all or any portion of said deposit, Sublessee shall within ten days after written demand therefore forward to Sublessor an amount sufficient to restore said Deposit to the full amount provided for herein and Sublessee's failure to do so shall be a material breach of this Sublease.  Sublessor shall not be required to keep said Deposit separate from its general accounts.  If Sublessee performs all of Sublessee's obligations hereunder, said Deposit or so much thereof as has not therefore been applied by Sublessor, shall be returned, without payment of interest to Sublessee (or at Sublessor's option, to the last assignee, if any, of Sublessee's interest hereunder) at the expiration of the term hereof, and after Sublessee has vacated the Premises.  No trust relationship is created herein between Sublessor and Sublessee with respect to said Security Deposit.

6.         Use.

6.1      Agreed Use.  The Premises shall be used and occupied only for general office use pursuant to paragraph 6.1 of the Master Lease and for no other purpose.

6.2      Compliance.  NOTE:  Sublessee is responsible for determining whether or not the zoning is appropriate or its intended use, and acknowledges that past uses of the Premises may no longer be allowed.

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6.3      Acceptance of Premises and Lessee.  Sublessee acknowledges that :

(a)       It has been advised by Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects and compliance with Applicable Requirements), and their suitability for Sublessee's intended use,

(b)       Sublessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and

(c)       neither Sublessor, Sublessor's agents, nor any Broker has made any oral or written representations or warranties with respect to said matters other than as set forth in this Sublease.

In addition, Sublessor acknowledges that :

(a)       Broker has made no representation, promises or warranties concerning Sublessee's ability to honor the Sublease or suitability to occupy the Premises, and

(b)       it is Sublessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

7.         Master Lease

7.1       Sublessor is the lessee of the Premises by virtue of a lease, hereinafter the "Master Lease", a copy of which is attached hereto marked Exhibit 1, wherein William D. and Edna J. Wright dba South Coast Business Park is the lessor, hereinafter the "Master Lessor"

7.2       This Sublease is and shall be at all times subject and subordinate to the Master Lease.

7.3       The terms, conditions and respective obligations of Sublessor and Sublessee to each other under this Sublease shall be the terms and conditions of the Master Lease except for those provisions of the Master Lease which are directly contradicted by this Sublease in which event the terms of this Sublease document shall control over the Master Lease.  Therefore, for the purpose of this Sublease, wherever in the Master Lease the word "Lessor" is used it shall be deemed to mean the Sublessor herein and wherever in the Master Lease the word "Lessee" is used it shall be deemed to mean the Sublessee herein.

7.4       During the term of this Sublease and for all periods subsequent for obligations which have arisen prior to the termination of this Sublease, Sublessee does hereby expressly assume and agree to perform and comply with, for the benefit of Sublessor and Master Lessor, each and every obligation of Sublessor under the Master Lease, including without limitation, the obligations set forth in paragraph 4.2 and Article 10 of the Master Lease, except for the following paragraphs which are excluded therefrom:

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7.5       The obligations that Sublessee has assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessee's Assumed Obligations".  The obligations that Sublessee has not assumed under paragraph 7.4 hereof are hereinafter referred to as the "Sublessor's Remaining Obligations".

7.6       Sublessee shall hold Sublessor free and harmless from all liability, judgments, costs, damages, claims or demands, including reasonable attorneys fees, arising out of Sublessee's failure to comply with or perform Sublessee's Assumed Obligations.

7.7       Sublessor agrees to maintain the Master Lease during the entire term of this Sublease, subject, however, to any earlier termination of the Master Lease without the fault of the Sublessor, and to comply with or perform Sublessor's Remaining Obligations and to hold Sublessee free and harmless from all liability, judgments, costs, damages, claims or demands arising out of Sublessor's failure to comply with or perform Sublessor's Remaining Obligations.

7.8       Sublessor represents to Sublessee that the Master Lease is in full force and effect and that no default exists on the part of any Party to the Master Lease.

8.         Assignment of Sublease and Default.

8.1       Sublessor hereby assigns and transfers to Master Lessor the Sublessor's interest in this Sublease, subject however to the provisions of Paragraph 8.2 hereof.

8.2       Master Lessor, by executing this document, agrees that until a Default shall occur in the performance of Sublessor's Obligations under the Master Lease, that Sublessor may receive, collect and enjoy the Rent accruing under this Sublease.  However, if Sublessor shall Default in the performance of its obligations to Master Lessor then Master Lessor may, at its option, receive and collect, directly from Sublessee, all Rent owing and to be owed under this Sublease.  Master Lessor shall not, by reason of this assignment of the Sublease nor by reason of the collection of the Rent from the Sublessee, be deemed liable to Sublessee for any failure of the Sublessor to perform and comply with Sublessor's Remaining Obligations.

8.3       Sublessor hereby irrevocably authorizes and directs Sublessee upon receipt of any written notice from the Master Lessor stating that a Default exists in the performance of Sublessor's obligations under the Master Lease, to pay to Master Lessor the Rent due and to become due under the Sublease.  Sublessor agrees that Sublessee shall have the right to rely upon any such statement and request from Master Lessor, and that Sublessee shall pay such Rent to Master Lessor without any obligation or right to inquire as to whether such

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Default exists and notwithstanding any notice from or claim from Sublessor to the contrary and Sublessor shall have no right or claim against Sublessee for any such Rent so paid by Sublessee.

8.4       No changes or modifications shall be made to this Sublease obtain the consent of Master Lessor.

9.         Consent of Master Lessor.

9.1       In the event that the Master Lease requires that Sublessor obtain the consent of Master Lessor to any subletting by Sublessor then, this Sublease shall not be effective unless, within ten days of the date hereof, Master Lessor signs this Sublease thereby giving its consent to this Subletting.

9.3       In the event that Master Lessor does given such consent then:

(a)       Such consent shall not release Sublessor of its obligations or after the primary liability of Sublessor to pay the Rent and perform and comply with all of the obligations of Sublessor to be performed under the Master Lease.

(b)       The acceptance of Rent by Master Lessor from Sublessee or anyone else liable under the Master Lease shall not be deemed a waiver by Master Lessor of any provisions of the Master Lease.

(c)       The consent to this Sublease shall not constitute a consent to any subsequent subletting or assignment.

(d)       In the event of any Default of Sublessor under the Master Lease, Master Lessor may proceed directly against Sublessor, any guarantors or anyone else liable under the Master Lease or this Sublease without first exhausting Master Lessor's remedies against any other person or entity liable thereon to Master Lessor.

(e)       Master Lessor may consent to subsequent sublettings and assignments of the Master Lease or this Sublease or any amendments or modifications thereto without notifying Sublessor or anyone else liable under the Master Lease and without obtaining their consent and such action shall not relieve such persons from liability.

(f)        In the event that Sublessor shall Default in its obligations under the Master Lease, then Master Lessor, at its option and without being obligated to do so, may require Sublessee to attorn to Master Lessor in which event Master Lessor shall undertake the obligations of Sublessor under this Sublease from the time of the exercise of said option to termination of this Sublease but Master Lessor shall not be liable for any prepaid Rent nor any Security Deposit paid by Sublessee, nor shall Master Lessor be liable for any other Defaults of the Sublessor under the Sublessee.

9.4       The signatures of the Master Lessor and any Guarantors of Sublessor at the end of this document shall constitute their consent to the terms of this Sublease.

9.5       Master Lessor acknowledges that, to the best of Master Lessor's knowledge, no Default presently exists under the Master Lease of obligations to be performed by Sublessor and that the Master Lease is in full force and effect.

9.6       In the event that Sublessor Defaults under its obligations to be performed under the Master Lease by Sublessor, Master Lessor agrees to deliver to Sublessee a copy of any such notice of default.  Sublessee shall have the right to cure any Default of Sublessor described in any notice of default within 5 days after after service of such notice of default on Sublessee.  If such Default is cured by Sublessee then Sublessee shall have the right of reimbursement and offset from and against sublessor.

10.      Brokers Fee

10.1     Upon execution hereof by all parties, Sublessor shall pay to CRESA Partners a licensed real estate broker ("Broker"), a fee as set forth in a separate agreement between Sublessor and Broker for brokerage services rendered by Broker to Sublesssor in this transaction.

10.2     Sublessor agrees that if Sublessee exercises any option or right of first refusal as granted by Sublessor herein, or any option or right substantially similar thereto, either to extend the term of this Sublease, to renew this Sublease, to purchase the Premises, or to lease or purchase adjacent property which Sublessor may own or in which Sublessor has an interest, then Sublessor shall pay to Broker a fee in accordance with the schedule of Broker in effect at the time of the execution of this Sublease.  Notwithstanding the foregoing, Sublessor's obligation under this Paragraph 10.2 is limited to a transaction in which Sublessor is acting as a Sublessor, lessor or seller.

10.3     Any fee due from Sublessor hereunder shall be due and payable upon the exercises of any option to extend or renew, upon the execution of any new lease, or, in the event of a purchase, at the close of escrow.

10.4     Any transferee of Sublessor's interest in the Sublease by accepting an assignment thereof, shall be deemed to have assumed the respective obligations of Sublessor under this Paragraph 10.  Broker shall be deemed to be a third-party beneficiary of this paragraph 10.

11.      Attorney's Fees.  If any party named herein brings an action to enforce the terms hereof or to declare rights hereunder, the prevailing party in any such action, on trial and appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the Court.

12.      Additional Provisions.  If there are not additional provisions, draw a line from this point to the next printed word after the space left here.  If there are additional provisions place the same here.  See Addendum to Standard Sublease attached hereto and incorporated herein by this reference.

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ATTENTION:       NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS SUBLEASE OR THE TRANSACTION TO WHICH IT RELATES.  THE PARTIES ARE URGED TO :

1.  SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS SUBLEASE.

2.  RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES.  SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR SUBLESSEE'S INTENDED USE.

WARNING:  IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE SUBLEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

Executed at:		ValueClick Inc., a Delaware corporation

on:		By
4360 Park Terrace Drive, Suite 100
Address:	Westlake, CA 91361	By
"Sublessor" (Corporate Seal)

Executed at:	BioEnterics Corporation	BioEnterics Corporation, a California corporation

on:	Nov 1, 2000	By	/s/ [ILLEGIBLE]
1035 Cindy Lane
Address:	Carpinteria, CA 93013	By	V.P. Operations COO
"Sublessee" (Corporate Seal)

Executed at:		William D. and Edna. J. Wright dba
South Coast Business Park

on:		By
130 Garden Street
Address:	Santa Barbara, CA 93101	By
"Master Lessor" (Corporate Seal)

NOTE:  These forms are often modified to meet changing requirements of law and needs of the industry.  Always write or call to make sure you are utilizing the most current form:  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 700 So. Flower St, Suite 600, Los Angeles, CA 90017, (213) 687 8777.

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GUARANTY

THIS GUARANTY dated as of November 1, 2000 (“Guaranty”) is made by INAMED CORPORATION, a Delaware corporation (“Guarantor”), in favor of VALUECLICK, INC., a Delaware corporation (“Sublessor”), with reference to the following facts:

WHEREAS, William D. and Edna J. Wright dba South Coast Business Park (“Master Lessor”) and Sublessor entered into that certain Standard Industrial Lease – Multi-Tenant dated as of August 30, 1999 (“Master Lease”), wherein Master Lessor agreed to lease to Sublessor that certain premises located in the City of Carpinteria, County of Los Angeles, State of California, commonly known as 6430 Via Real (Building C), Suites 1 and 2, consisting of approximately 2,750 rentable square feet (“Premises”);

WHEREAS, Sublessor and BioEnterics Corporation, a California corporation (“Sublessee”) entered into that certain Standard Sublease, dated as of November 1, 2000 (“Sublease”), wherein Sublessor agreed to Sublease to Sublessee the Premises; and

WHEREAS, a condition precedent of Sublessor entering into Sublease was the execution and delivery of this Guaranty by Guarantor.

NOW, THEREFORE, in consideration of the mutual covenants of Sublessor and Sublessee contained in the Sublease and the covenants of Guarantor contained herein, the adequacy and sufficiency of which are hereby acknowledged by Guarantor, Guarantor hereby agrees as follows

1.             Guaranty.   This Guaranty is made by Guarantor in favor of Sublessor. Guarantor unconditionally, irrevocably and absolutely guarantees to Sublessor that (a) all sums payable by Sublessee under the Sublease, including, without limitation, Base Rent and all other Rent and charges payable by Sublessee under the Sublease shall be promptly paid in full when due, in accordance with the provisions of the Sublease, and (b) Sublessee shall perform and observe each and every covenant, agreement, term, condition and obligation in the Sublease required to be performed by Sublessee with respect to the Premises. This Guaranty is irrevocable, unconditional and absolute. If, for any reason, any such sums shall not be paid promptly when due or any such covenant agreement, term condition or obligation is not performed in accordance with Sublease, Guarantor, promptly after notice thereof from Sublessor, shall pay the same to the person entitled thereto pursuant to the provisions of the Sublease, and shall promptly perform and observe or cause to be performed and observed every such covenant, agreement, term, condition and obligation regardless of: (a) any defenses or rights of set-off or counterclaims which Sublessee or Guarantor may have or assert; (b) whether Sublessor shall have taken any steps to enforce any rights against Sublessee or any other remedy as a result of the default of Sublessee including enforcing any rights to any collateral securing the obligations of Sublessee; (c) any other condition or contingency; or (d) any amendment, modification, extension, renewal or supplement to the Sublease.

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2.             Non-Impairment of Guaranty.   The obligations, covenants, agreements and duties of Guarantor under this Guaranty shall in no way be impaired or excused by reason of the happening from time to time of any of the following, although any of which may be without notice to and without the further consent of Guarantor:

(a)           the waiver by Sublessor of the performance or observance by Sublessee, Guarantor or any other party of any of the agreements, covenants, terms or conditions contained in the Sublease, this Guaranty or any other instrument (other than the excuse from such performance or observance but only to the extent expressly stated in such waiver);

(b)           the extension, in whole or in part, of the time for payment by Sublessee or Guarantor of any sums owing or payable under the Sublease or this Guaranty, or of any other obligations under or arising out of or on account of the Sublease or this Guaranty;

(c)           any assignment of this Guaranty or the Sublease, or subletting of the Premises or any part thereof;

(d)           the modification or amendment (whether material or otherwise) of any of the obligations of Sublessee or Guarantor under the Sublease or this Guaranty;

(e)           any failure, omission or delay on the part of Sublessor to enforce, assert or exercise any right, power or any remedy conferred on or available to Sublessor in or by the Sublease, this Guaranty or any other instrument, or any action on the part of Sublessor or any other person or entity granting indulgence or extension in any form whatsoever;

(f)            the voluntary or involuntary liquidation, dissolution, or sale of all or substantially all of the assets, marshalling of assets and liability, receivership, conservatorship, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar proceeding affecting Sublessee or Guarantor or any of their assets;

(g)           the release of Sublessee or Guarantor from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Sublease or this Guaranty by operation of law;

(h)           the inability of Sublessor or Sublessee to enforce any provision of the Sublease for any reason; or

(i)            the filing or the existence of any grounds for the filing of a petition by or against Sublessee or Guarantor under the Bankruptcy Reform Act, as the same may be amended or recodified from time to time.

3.             Waivers.

(a)           Guarantor, to the extent Guarantor may legally do so, waives any right now or hereafter existing requiring Sublessor as a condition to proceeding against

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Guarantor hereunder, to (i) proceed against Sublessee, (ii) proceed against or exhaust any security held from Sublessee, (iii) proceed against any other guarantor prior to proceeding against Guarantor in any proceeding, or (iv) pursue any other remedy in Sublessor’s power, including the benefits of section 2845 of the Civil Code of California. GUARANTOR WAIVES ALL RIGHTS AND DEFENCES ARISING BY REASON OF ANY DISABILITY OR OTHER DEFENSE OF SUBLESSEE OR BY REASON OF THE CESSATION FROM ANY CAUSE WHATSOEVER OF THE LIABILITY OF SUBLESSEE OTHER THAN FULL PAYMENT OF ALL SUMS OWING SUBLESSOR UNDER THE SUBLEASE AND FULL PERFOMANCE OF ALL SUBLESSEE’S OBLIGATIONS UNDER THE SUBLEASE.

(b)           GUARANTOR, TO THE EXTENT GUARANTOR MAY LEGALLY DO SO, WAIVES ANY RIGHTS AND DEFENCES GUARANTOR MAY OTHERWISE HAVE, WHETHER NOW OR HEREAFTER EXISTING, BASED UPON AN ELECTION OF REMEDIES BY SUBLESSOR WHICH LIMITS OR DESTROYS GUARANTOR’S SUBROGATION RIGHTS OR GUARANTOR’S RIGHTS TO PROCEED AGAINST SUBLESSEE FOR REIMBURSEMENT.

(c)           Until the payment in full of all sums owing Sublessor under the Sublease and full performance of all obligations of Sublessee under the sublease, Guarantor shall have no right of subrogation. Guarantor further waives all rights to enforce any remedy which Landlord now has or may hereafter have against Sublessee, and waives the benefit of, and all rights to participate in, any security now or hereafter held by Sublessor from Sublessee.

(d)           Guarantor, to the extent Guarantor may legally do so, waives the benefit of any statute of limitations affecting the liability of Guarantor hereunder.

(e)           Guarantor shall not assert the bankruptcy of Sublessee as a defense to Guarantor’s obligations hereunder, and further agree that in the event a bankruptcy court approves Sublessee’s rejection of the Sublease or orders or causes a rescission or revision of the Sublease or releases Sublessee from any of its obligations under the Sublease, Guarantor shall remain fully liable hereunder.

(f)            Guarantor waives any right to require Sublessor to make any presentments, demands for performance, notices of nonperformance, protests, notices of protest, notice of dishonor, notices of default or delinquency, notices of nonpayment, notices of the amounts from time to time owing Sublessor under the Sublease or any other facts that may come to Sublessor’s attention regarding the financial position of Sublessee or notice of acceptance of this Guaranty.

4.             Indemnification by the Guarantor.   Without limitation on any other obligations of the Guarantor under this Guaranty, the Guarantor shall indemnify, defend and hold harmless Sublessor from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of Sublessor’s legal counsel and the reasonable charges of Sublessor’s internal legal counsel) suffered or incurred by Sublessor as a result of any breach by Guarantor of this Guaranty.

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5.             Bankruptcy.   In the event of the rejection or disaffirmance of the Sublease by the Sublessee or the Sublessee’s trustee in bankruptcy pursuant to bankruptcy law or any other law affecting creditors’ rights, Guarantor shall, upon Sublessor’s request, assume all monetary obligations and monetary liabilities of the Sublessee under the Sublease with respect to the Premises and under the Sublease, to the same extent as if Guarantor had been originally named instead of the Sublessee as a party to such document and there had been no such rejection or disaffirmance; and Guarantor will confirm such assumption in writing at the request of Sublessor upon or after such rejection or disaffirmance.  Guarantor, upon such assumption, shall have all rights of Sublessee under the Sublease (to the extent permitted by law).

6.             Representations and Warranties.   Guarantor represents and warrants as follows, which representations and warranties shall be true and correct in all material respects as of the date of this Guaranty and shall survive the execution of this Guaranty: (a) Guarantor has received the copy of the Master Lease and Sublease (and all exhibits, amendments and schedules thereto) and is familiar with the terms and conditions thereunder; (b) the execution of this Guaranty will not render Guarantor insolvent; (c) Guarantor is receiving consideration for this Guaranty; (d) Guarantor is a corporation duly formed and validly existing; (e) the persons executing this Guaranty on behalf of Guarantor have been duly authorized to execute this Guaranty for Guarantor; and (f) the financial information provided to Sublessor by Guarantor prior to execution of the Sublease and this Guaranty is substantially true, correct and complete in all material respects.

7.             Attorneys’ Fees.   Any amount required to be paid by Guarantor to Sublessor pursuant to the terms hereof shall bear interest from the date due (or originally due from, if applicable) at the rate of six percent (6%) above the rate announced from time to time by Bank of America as its “prime” or “reference” rate per annum, but in no event more than the maximum rate permitted by law. All interest shall be compounded monthly and shall be payable to Sublessor upon Sublessor’s demand. If Sublessor is required to pursue any remedy against Guarantor hereunder, or against Sublessee in connection with the Sublease, Guarantor shall pay to Sublessor upon demand all fees and expenses of Sublessor’s counsel and all other related costs incurred by Sublessor in connection therewith.

8.             Interpretation.   This Guaranty may not be modified or amended except by a written agreement duly executed by Guarantor or Sublessor. This Guarantor embodies the parties’ entire agreement with respect to the subject matter hereof and supersedes all prior agreements with respect thereto. Time is of the essence to the performance of all of Guarantor’s obligations hereunder. This Guaranty shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

9.             Governing Law.   This Guaranty shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into in California between parties residing in California. For the purposes of this Guaranty only Guarantor hereby consents to the personal jurisdiction and venue of any California state court located in the City of Los Angeles and United States District Courts for the Central District of California, and any successor courts, and the service of process by any means authorized by such courts.

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10.          Severability.   If any provision of this Guaranty or application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Guaranty (including the application of such provision to persons or circumstances other than those to which it is held invalid or unenforceable) shall not be affected thereby, and each provision of this Guaranty shall be valid and enforced to the fullest extent permitted by law.

11.          Termination of Guaranty.   This Guaranty shall terminate on the expiration or earlier termination of the Term of the Sublease.

12.          Capitalized Terms.   Unless specifically defined otherwise in this Guaranty, all capitalized terms used in this Guaranty shall have the meanings given to them in the Sublease.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first written above.

“GUARANTOR”

INAMED CORPORATION,

a Delaware corporation

By:	/s/ David Bamberger
Name:	DAVID BAMBERGER
Title:	Sr V P

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Addendum to Standard Sublease Dated November 1, 2000

13.                                 Term.   Notwithstanding anything contained in paragraph 3.1, Sublessor shall have the right, exercisable upon fourteen (14) days prior written notice delivered to Sublessee, to accelerate the commencement date of the Term of this Sublease to a date which is no sooner than November 1, 2000.  Any acceleration of the commencement date of the Term of this Sublease pursuant to this paragraph 13 shall not change the expiration date of the Term of this Sublease.

14.                                 Base Rent.   Notwithstanding anything contained in paragraph 4.1, the Base Rent shall increase by three percent (3%) per year commencing on the first anniversary of the commencement date of the Term of this Sublease.

15.                                 “AS IS”; No Warranties.   Notwithstanding anything contained in paragraph 6.3, by occupying the Premises, Sublessee represents that it has made a thorough inspection of the Premises and is familiar with the condition of every part thereof.  Sublessee agrees that it enters into this Sublease without any representations, warranties or promises by Sublessor, its agents, representatives, employees, servants or any other person with respect to the Premises; and no rights, easements or licenses are acquired by Sublessee by implication or otherwise except as expressly set forth herein.  Sublessee agrees to accept the Premises “AS IS” in the condition existing on the commencement date of the Term of this Sublease and the taking of possession of the Premises by Sublessee shall be conclusive evidence as against Sublessee that, at the time such possession was so taken, the Premises were in good and satisfactory condition.  Sublessee further represents that it has made a thorough examination of the Master Lease and that it is familiar with all the terms, conditions and covenants contained therein.  Sublessee agrees that it enters into this Sublease without any representations or warranties by Sublessor, its agents, officers, representatives, employees, servants or any other person as to the condition of the Premises or the terms, conditions and covenants of the Master Lease, except as herein expressly set forth and neither Sublessor, nor its agents, officers, employees or servants, shall be liable for any defects, latent or otherwise, in the Premises.  Notwithstanding the foregoing, Sublessor shall do each of the following prior to delivery of the Premises to Sublessee: (1) deliver the Premises in broom clean condition; (2) steam clean the carpets throughout the Premises; (3) have an HVAC service company complete any necessary maintenance and repair work to the HVAC units servicing the Premises and issue a report representing that such HVAC units are operational and in working condition; provided, however, Sublessor does not make, and expressly disclaims, any representation or warranty as to the condition of the HVAC units or to the accuracy of such report, and Sublessee shall be responsible for any maintenance and repair of the HVAC units thereafter pursuant to the terms and conditions of the Master Lease; (4) ensure that all existing lighting and plumbing fixtures shall be in working condition; provided, however, Sublessee shall be responsible for the maintenance and repair of such fixtures thereafter pursuant to the terms and conditions of the Master Lease; and (5) replace or repair any stained or broken ceiling tiles.

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16                                    Holding Over.   Sublessee hereby acknowledges that if Sublessee remains in possession of the Premises after the expiration or earlier termination of the Term of this Sublease without Sublessor’s express written consent, Sublessee’s continued possession of the Premises shall be on the basis of a tenancy at sufferance and Sublessee shall pay as rent during any such the holdover period an amount equal to two hundred percent (200%) of Base Rent plus any other Rent due and owing under the Master Lease and Sublease.  In addition to paying Sublessor the increased Base Rent, Sublessee shall defend, indemnify and hold Sublessor harmless from and against all claims, liability, damages, costs or expenses, including reasonable attorneys’ fees and the costs of defending the same, incurred by Sublessor and arising directly or indirectly from Sublessee’s failure to timely surrender the Premises, including (a) any rent payable by or any loss, costs or damages, including lost profits, claimed by any prospective lessee or sublessee of the Premises or any portion thereof, and (b) Sublessor’s damages as a result of such prospective lessee’s or sublessee’s rescinding or refusing to enter into the prospective lease or sublease, respectively, of the Premises or any portion thereof, because of or related to Sublessee’s failure to timely surrender the Premises.

17                                    Guaranty.   Concurrently with the execution of this Lease by Sublessee, Sublessee shall deliver to Sublessor a guaranty in form and substance reasonably satisfactory to Sublessor pursuant to which Inamed Corporation, a Delaware corporation, irrevocably, unconditionally and absolutely guarantees the timely payment and performance of Sublessee’s obligations hereunder.

18.                                 Signage.   Subject to the terms and conditions of the Master Lease, Sublessee shall be entitled to all of Sublessor’s signage rights under the Master Lease and shall have the right to have its signage installed at the Premises at Sublessee’s sole cost and expense. The location, size, graphics and color of the Sublessee’s signage shall be subject to approval by Master Lessor and Sublessor. Upon expiration or earlier termination of this Sublease, Sublessee shall remove Sublessee’s signage and repair any damage caused by such removal, at Sublessee’s sole cost and expense.

19.                                 Insurance.   Sublessee shall deliver to Sublessor executed copies of policies of insurance or certificates or binders thereof evidencing compliance with the insurance requirements pursuant to paragraph 8.1 of the Master Lease.

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STANDARD INDUSTRIAL LEASE — MULTI-TENANT

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

[LOGO]

1.         Parties.  This Lease, dated, for reference purposes only, August 30, 1999 is made by and between William D & Edna J. Wright dba South Coast Business Park (herein called “Lessor”) and ValueClick, Inc., a Delaware Corporation (herein called “Lessee”).

2.         Premises, Parking and Common Areas.

2.1      Premises.   Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of Santa Barbara, State of California commonly known as South Coast Business Park, Phase I & II (46,198 + 14,000 = 60,198 s.f. and described as 6430 Via Real, (Building C), Suite’s 1 & 2, Carpinteria, CA, consisting of approximately 2,750 square feet (See Exhibit “A”) herein referred to as the “Premises”, as may be outlined on an Exhibit attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center.  The Premises are a portion of a building herein referred to as the “Building.”  The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon, are herein collectively referred to as the “Industrial Center”.

2.2      Vehicle Parking.   Lessee shall be entitled to 9 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking.  Lessee shall not use more parking spaces than said number.  Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called “Permitted Size Vehicles.”  Vehicle other than Permitted Size Vehicles are herein referred to as “Oversized Vehicles.”

2.2.1    Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee’s employees, suppliers, shippers customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

2.2.2    If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.3      Common Areas – Definition.   The term “Common Areas” is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscape areas.

2.4      Common Areas – Lessee’s Rights.   Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center.  Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas.  Any such storage shall be permitted only by the prior written consent of Lessor or Lessor’s designated agent, which consent may be revoked at any time.  In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

2.5      Common Areas – Rules and Regulations.   Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto.  Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform.  Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

2.6.     Common Areas – Changes.   Lessor shall have the right, in Lessor’s sole discretion, from time to time:

(a)  To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; (b)  To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c)  To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d)  To add additional buildings and improvements to the Common Areas; (e)  To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f)  To do and perform such other acts and make such other changes in, to or with respect to the Common areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

2.6.1    Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.         Term.

3.1      Term.   The term of this Lease shall be for approximately 3 years commencing on October 1, 1999 and ending on September 30, 2002 unless sooner terminated pursuant to any provision hereof.  See Addendum.

3.2      Delay in Possession.   Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case Lessee shall not be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee.

3.3      Early Possession.   If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4.         Rent

4.1      Base Rent.   Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month of the term hereof, monthly payments in advance of $ 3,575.00.  See Addendum for cost of living adjustments to Base Rent, and determination of rent during Extension Periods.  Lessee shall pay Lessor upon execution hereof $ 3,575.00 as Base Rent for 10/1/99 to 11/1/99.  Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent.  Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

4.2      Operating Expenses.   Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee’s Share as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the terms of this Lease, in accordance with the following provisions:

(a)       “Lessee’s Share” is defined, for purposes of this Lease, as 4.56 percent.

(b)       “Operating Expenses” is defined, for purposes of this Lease, as all costs Incurred by Lessor, if any, for:

(i)        The Operation, repair and maintenance, in neat, clean, good order and condition, of the following:

(aa)     The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates;

(bb)     Trash disposal services;

(cc)     Tenant directories;

(dd)     Fire detection systems including sprinkler system maintenance and repair;

(ee)     Security services;

(ff)       Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an “Operating Expense;”

(gg)     Property management expenses;

(ii)       Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph 4.2;

(iii)      The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

(iv)      The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof;

(v)       The cost of water, gas and electricity to service the Common Areas.

(c)       The inclusion of the improvements, facilities and services set forth in paragraph 4.2 (b) (1) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

(d)       Lessee’s Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor.  At Lessor’s option, however, an amount may be estimated by Lessor from time to time of Lessee’s Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve month period of the Lease term, on the same day as the Base Rent is due hereunder.  In the event that Lessee pays Lessor’s estimate of Lessee’s Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee’s Share of the actual Operating Expenses incurred during the preceding year.  If Lessee’s payments under this paragraph 4.2(d) during said preceding year exceed Lessee’s Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee’s Share of Operating Expenses next falling due.  If Lessee’s payments under this paragraph during said preceding year were less than Lessee’s Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement.

5.         Security Deposit.   Lessee shall deposit with Lessor upon execution hereof $ 3,575.00 as security for Lessee’s faithful performance of Lessee’s obligations hereunder.  If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee’s default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby.  If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee.  If the monthly rent shall, from time to time, increase during the term of this Lease, Lessee shall, at the time of such increase, deposit with Lessor additional money as a security deposit so that the total amount of the security deposit held by Lessor shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 4.  Lessor shall not be required to keep said security deposit separate from its general accounts.  If Lessee performs all of Lessee’s obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at) Lessor’s option, to the last assignee, if any, of Lessee’s interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises.  No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6.         Use.

6.1      Use.   The Premises shall be used and occupied only for general office use and for no other use without Lessor’s prior written consent.  See Addendum for additional terms.

6.2      Compliance with Law.

(a)       Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date.  In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor’s sole cost and expense, rectify any such violation.  In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee’s sole cost.  This warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee’s sole cost.

(b)       Except as provided in paragraph 6.2(a) Lessee shall, at Lessee’s expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas.  Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

6.3      Condition of Premises.

(a)       Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date.  In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor’s sole cost, rectify such violation.  Lessee’s failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor’s obligations hereunder.  The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.  See Addendum.

(b)       Except as otherwise provided in this Lease, Lessee hereby accepts the Promises in the condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto.  Lessee acknowledges that neither Lessor nor Lessor’s agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee’s business.

7.         Maintenance, Repairs, Alterations and Common Area Services.

7.1      Lessor’s Obligations.   Subject to the provisions of paragraphs 4.2 (Operating Expenses), 6 (Use) 7.2  (Lessee’s Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee’s employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor’s expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior, walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an Operating Expense pursuant to paragraph 4.2.  Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises.  Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs.  Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor’s expense or to terminate this Lease because of Lessor’s failure to keep the Premises in good order, condition and repair.  Lessor shall not be liable for damages or loss of any kind of nature by reason of Lessor’s failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.

7.2      Lessee’s Obligations.

(a)       Subject to the provisions of paragraphs 6 (Use), 7.1  (Lessor’s Obligations), and 9 (Damage or Destruction), Lessee, at Lessee’s expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning systems (Lessee shall procure and maintain, at Lessee’s expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass, and skylights located within the Premises.  Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.  Lessee shall be responsible for clean up of all hazardous waste occurring in or about the premises.

(b)       If Lessee fails to perform Lessee’s obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days’ prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee’s behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee’s next Base Rent installment.

(c)       On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris.  Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices.  Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee’s trade fixtures, alterations, furnishings and equipment.  Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

7.3      Alterations and Additions.

(a)       Lessee shall not, without Lessor’s prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural alterations to the Premises not exceeding $2,500 in cumulative costs, during the term of this Lease.  In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the Building nor the Industrial Center without Lessor’s prior written consent.  As used in this paragraph 7.3 the term “Utility Installation” shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing.  Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition.  Lessor may require Lessee to provide Lessor, at Lessee’s sole cost and expense, a lien and completion bond in an amount equal to one and one half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic’s and materialmen’s liens and to insure competition of the work.  Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

(b)       Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans.  If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

(c)       Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises, or the Industrial Center, or any interest therein.  Lessee shall give Lessor not less than ten (10) days’ notice prior to the commencement of any work in the Premises and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law.  If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand Indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim.  In addition, Lessor may require Lessee to pay Lessor’s attorney’s fees and costs in participating in such action if Lessor shall decide it is to Lessor’s best interest to do so.

(d)       All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a).  Notwithstanding the provisions of this paragraph 7.3(d), Lessee’s machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2.

7.4      Utility Additions.   Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee’s use of the Premises.

8.         Insurance; Indemnity.

8.1      Liability Insurance — Lessee.

See page 8 after article number 49

8.2      Liability Insurance — Lessor.   Lessor shall obtain and keep in force during the term of this Lessee a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $1,000,000 per occurrence.

8.3      Property Insurance.   Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee’s personal property, fixtures, equipment or tenant improvements, in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils (“all risk”, as such term is used in the Insurance Industry), plate glass insurance and such other insurance as Lessor deems advisable.  In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period.  In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies retaining to the Premises shall be paid by Lessee.

8.4      Payment of Premium Increase.

(a)       After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee’s Share of any increase in the property insurance premium for the Industrial Center specified by Lessor’s insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee’s occupancy which create an extraordinary or unusual risk.

(b)       Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor’s Insurance carrier as being caused by the nature of Lessee’s occupancy or any act or omission of Lessee.

8.5      Insurance Policies.   Insurance required hereunder shall be in companies holding a “General Policyholders Rating” of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of “Best Insurance Guide.”  Lessee shall not do or permit to be done anything which shall invalidate the Insurance policies carried by Lessor.  Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease.  No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor.  Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or “binders” thereof.

8.6      Waiver of Subrogation.   Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or/invitees.  Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

8.7      Indemnity.   Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee’s use of the Industrial Center, or from the conduct of Lessee’s business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises of elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee’s part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee’s agents, contractors, or employees, and from and against all costs, attorney’s fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee’s expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense.  Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.  See Addendum.

8.8      Exemption of Lessor from Liability.   Lessee hereby agrees that Lessor shall not be liable for injury to Lessee’s business or any loss of income there from or for damage to the goods, wares, merchandise or other property of Lessee.  Lessee’s employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee’s employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee.  Lessor shall not be liable for any damages arising from any act or neglect of any other Lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.         Damage or Destruction

9.1      Definitions.

(a)       “Premises Partial Damage” shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

(b)       “Premises Total Destruction” shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

(c)       “Premises Building Partial Damage” shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of the then replacement cost of the Building.

(d)       “Premises Building Total Destruction” shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

(e)       “Industrial Center Buildings” shall mean all of the buildings on the Industrial Center site.

(f)        “Industrial Center Buildings Total Destruction” shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Industrial Center Buildings.

(g)       “Insured Loss” shall mean damage or destruction which was covered by an event required to be covered by the insurance described in paragraph 8.  The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

(h)       “Replacement Cost” shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

9.2      Premises Partial Damage; Premises Building Partial Damage.

(a)       Insured Loss:  Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which fails into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor’s expense, repair such damage to the Premises, but not Lessee’s fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

(b)       Uninsured Loss:  Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee’s expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor’s option either (i) repair such damage as soon as reasonably possible at Lessor’s expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor’s intention to cancel and terminate this Lease as of the date of the occurrence of such damage.  In the event Lessor elects to give such notice of Lessor’s intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee’s intention to repair such damage at Lessee’s expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible.  If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

9.3      Premises Total Destruction; Premises Building Total Destruction; Industrial Center Buildings Total Destruction.

(a)       Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or (iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor’s option either (i) repair such damage or destruction, but not Lessee’s fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor’s expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor’s intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

9.4      Damage Near End of Term.

(a)       Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor’s option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor’s election to do so within 30 days after the date of occurrence of such damage.

(b)       Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an insured loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease.  If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor’s expense, repair such damage, but not Lessee’s fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.  If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor’s option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor’s election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5      Abatement of Rent; Lessee’s Remedies.

(a)       In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee’s use of the Premises is impaired.  Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b)       If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee may at Lessee’s option cancel and terminate this Lease by giving Lessor written notice of Lessee’s election to do so at any time prior to the commencement of such repair or restoration.  In such event this Lease shall terminate as of the date of such notice.

9.6      Termination — Advance Payments.   Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor.  Lessor shall, in addition, return to Lessee so much of Lessee’s security deposit as has not theretofore been applied by Lessor.

9.7      Waiver.   Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.      Real Property Taxes.

10.1    Payment of Taxes.   Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee’s Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2.

10.2    Additional Improvements.   Lessee shall not be responsible for paying Lessee’s Share of any increase in real property tax specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees.  Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee’s request.

10.3    Definition of “Real Property Tax.”   As used herein, the term “real property tax” shall include any form of real estate tax of assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor’s right to rent or other income there from, and as against Lessor’s business of leasing the Industrial Center.  The term “real property tax” shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of “real property tax,” or (ii) the nature of which was hereinbefore included within the definition of “real property tax,” or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total, of Lessor’s interest in the Industrial Center or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4    Joint Assessment.  If the Industrial Center is not separately assessed, Lessee’s Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor’s work sheets or such other information as may be reasonably available.  Lessor’s reasonable determination thereof, in good faith, shall be conclusive.

10.5    Personal Property Taxes.

(a)       Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere.  When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

(b)       If any of Lessee’s said personal property shall be assessed with Leaser’s real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to lessee’s property.

11.      Utilities.  Lessee shall pay for all water, gas heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon.  If any such services are not separately metered to the Premises, Lessee shall pay at Lessor’s option, either Lessee’s Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12.      Assignment and Subletting.

12.1    Lessor’s Consent Required.   Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee’s interest in the Lease or in the Premises, without Lessor’s prior written consent, which Lessor shall not unreasonably withhold.  Lessor shall respond to Lessee’s request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1  See Addendum for additional terms.

12.3    Terms and Conditions of Assignment.   Regardless of Lessor’s consent, no assignment shall release Lessee of Lessee’s obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee’s Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder.  Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment.  Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel of Lessor’s right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.  Consent to one assignment shall not be deemed consent to any subsequent assignment.  In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee.  Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

12.4    Terms and Conditions Applicable to Subletting. Regardless of Lessor’s consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

(a)       Lessee hereby assigns and transfers to Lessor all of Lessee’s interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee’s obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee’s obligations under this Lease, Lessee may receive, collect and enjoy the rents accruing under such sublease.  Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee’s obligations to such sublessee under such sublease.  Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee’s obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease.  Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary.  Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

(b)       No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor.  In entering into any sublease, Lessee shall use only such form of sublease as is satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor’s prior written consent.  Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

(c)       If Lessee’s obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor’s consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

(d)       The consent by Lessor to any subletting shall not release Lessee from its obligations or after the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

(e)       The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee.  However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lessee or subleased and without obtaining their consent and such action shall not relieve such persons from liability.

(f)        In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or anyone else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor’s remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

(g)       In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

(h)       Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

(i)        No sublessee shall further assign or sublet all or any part of the Premises without Lessor’s prior written consent.

(j)        Lessor’s written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

(k)       With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee.  Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

12.5    Attorney’s Fees.   In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment for subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do than Lessee shall pay Lessor’s reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.      Default:  Remedies.

13.1    Default.  The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

(a)       The vacating or abandonment of the Premises by Lessee.

(b)       The failure by Lessee to make any payment of rent or any other payment required to be made by lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee.  In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

(c)       Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee’s noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such care to completion.  To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer Statutes.

(d)       (i)  The making by Lessee of any general arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a “debtor” as defined in 11 U.S.C. §101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii)  the appointment of a trustee or receiver to take possession of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or  (iv)  the attachment, execution or other judicial seizure of substantially all of Lessee’s assets located at the Premises or of Lessee’s interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1 (d) is contrary to any applicable law, such provision shall be of no force or effect.

(e)       The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee’s obligation hereunder, was materially false.  See Addendum.

13.2    Remedies.   In the event of any such material default by Lessee. Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

(a)       Terminate Lessee’s right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor.  In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee’s default including, but not limited to, the cost of recovering possessions of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney’s fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

(b)       Maintain Lessee’s right to possession of the Premises by any lawful means, in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises.  In such event Lessor shall be entitled to enforce all of Lessor’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c)       Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.  Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.  Lessor’s remedies shall include the relief set forth in section 1951.2 of the California Civil Code.

13.3    Default by Lessor.  Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor’s obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

13.4    Late Charges.  Lessee hereby acknowledges that late payment by Lessee to Lessor of Base Rent, Lessee’s Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property.  Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor’s designee within ten (10) days after such amount shall be due then, without any requirement for notice to Lessee,.  Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount.  The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee.  Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee’s default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.  In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of any of the aforesaid monetary obligations of Lessee, then Base Rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4.1 or any other provision of this Lease to the contrary.

14.      Condemnation.  If the premises or any portion thereof or the Industrial center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs.  If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee’s option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession.  If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises.  No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon.  Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee’s trade fixtures and removable personal property.  In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority.  Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.      Broker’s Fee.

(a)       Upon execution of this Lease by both parties, Lessor shall pay to Pacifica Commercial Realty Licensed real estate broker(s), a fee as set forth in a separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s), the sum of $ 3,832.40, for brokerage services rendered by said broker(s) to Lessor in this transaction.

(b)       Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder.  Any transferee of Lessor’s interests in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor’s obligation under this paragraph 15.

16.      Estoppel Certificate.

(a)       Each party (as “responding party”) shall at any time upon not less than ten (10) days prior written notice from the other party (“requesting party”) execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party’s knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed.  Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

(b)       At the requesting party’s option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that  (i)  this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii)  there are no uncured defaults in the requesting party’s performance, and  (iii)  if Lessor is the requesting party, not more than one month’s rent has been paid in advance.

(c)       If Lessor desires to finance, refinance, or sell the property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser.  Such statements shall include the past three (3) years’ financial statements of Lessee.  All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purpose herein set forth.

17.      Lessor’s Liability.  The term “Lessor” as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee’s interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor’s obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which lessee has an interest, shall be delivered to the grantee.  The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor’s successors and assigns, only during their respective periods of ownership.

18.      Severability.  The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19.      Interest on Past-due Obligations.  Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred nor on any amounts upon which late charges are paid by Lessee.

20.      Time of Essence.  Time is of the essence with respect to the obligation to be performed under this Lease.

21.      Additional Rent.  All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee’s share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22.      Incorporation of Prior Agreements; Amendments.  This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective.  This lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employee or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23.      Notices.  Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be.  Either party may by notice to the other specify a different address for notice purposes except that upon Lessee’s taking possession of the Premises, the Premises shall constitute Lessee’s address for notice purposes.  A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24.      Waivers.  No waiver by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor’s consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor’s consent to or approval of any subsequent act by Lessee.  The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor’s knowledge of such preceding breach at the time of acceptance of such rent.

25.      Recording.  Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes.

26.      Holding Over.  If Lessee, with Lessor’s consent, remains in possession of the Premises or any part thereof after the expiration of he term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27.      Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.      Covenants and Conditions.  Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29.      Binding Effect: Choice of Law.  Subject to any provisions hereof restricting or subletting by Lessee and subject to the provision of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns.  The laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30.      Subordination.

(a)       This Lease, and any Option granted hereby, at Lessor’s Option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.  Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.  If any mortgage, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior of subsequent to the date or said mortgage, deed of trust or ground lease or the date of recording thereof.

(b)       Lessee agrees to execute any documents required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee’s failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessee’s option, Lessor shall execute such documents on behalf of Lessee as Lessee’s attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee’s attorney-in-fact and in Lessee’s name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.      Attorney’s Fees.  If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney’s fees to be paid by the losing party as fixed by the court.  The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32.      Lessor’s Access.  Lessor and Lessor’s agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the premises or the Building any ordinary “For Sale” signs and Lessor may at any time during the last 120 days of the term hereof place on or about the premises any ordinary “For Lease” signs.  All activities of Lessor pursuant to this paragraph shall be without abatement of rent, nor shall Lessor have any liability to Lessee for the same.

33.      Auctions.  Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor’s prior written consent.  Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34.      Signs.  Lessee shall not place any sign upon the Premises or the industrial Center without Lessee’s prior written consent.  Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35       Merger.  The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36.      Consents.  Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.

37.      Guarantor.  In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38.      Quiet Possession.  Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee’s part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all the provisions of this Lease.  The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39.      Options.

39.1    Definition.  As used in this paragraph the word “Option” has the following meaning:  (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor; (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

39.2    Options Personal.  Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease.  The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

39.3    Multiple Options.  In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

39.4    Effect of Default on Options.

(a)       Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), nor (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

(b)       The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee’s inability to exercise an Option because of the provisions of paragraph 39.4(a).

(c)       All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee’s due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (I) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), or paragraph 13.1(c), whether or not the defaults are cured.

40.      Security Measures.  Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee’s agents and invitees from acts of third parties.  Nothing herein contained shall prevent Lessor, at Lessor’s sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2(b).

41.      Easements.  Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee.  Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42.      Performance Under Protest.  If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum.  If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43:      Authority.  If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver the Lease on behalf of said entity.  If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44.      Conflict.  Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45.      Offer.  Preparation of this Lease by Lessor or Lessor’s agent and submission of same to Lessee shall not be deemed an offer to lease.  This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

46.      Addendum.  Attached hereto is an addendum or addenda containing paragraphs A through H which constitute a part of this Lease.

47.      Modification For Lender.  If in connection with obtaining financing for the building, the Lender shall request reasonable modifications in this Lease as a condition to such financing, Lessee will not unreasonably withhold, delay, or defer its consent thereto, provided that such modifications do not increase the obligations of Lessee hereunder or materially adverse affect the leasehold interest hereby created.

48.      Lessor Option to Relocate Lessee.  At any time after Lessee’s execution of this Lease, Lessor shall have the right, upon providing Lessee thirty (30) days notice in writing, to provide and furnish Lessee with space elsewhere in the building of approximately the same size as said Premises, and to move and place Lessee in such new space at Lessor’s expense.  In the event Lessor moves Lessee to such new space, then this Lease and each and all of the terms and covenants and conditions hereof shall thereupon remain in full force and effect and be deemed applicable to such new space except that a revised Exhibit “A” shall become a part of this Lease and shall reflect the location of the new space and Paragraphs 4.1, 4.2 and 5 shall be amended to show correct data.  Should Lessee refuse to permit Lessor to move Lessee to such new space at the end of said thirty (30) day period, Lessor shall have the right to terminate this Lease by notice to such effect given to Lessee in writing within ten (10) days following the end of said thirty (30) day period, which termination shall be effective sixty (60) days after the date of the original relocation by Lessor.

49.      Mortgage Protection.  Lessee agrees to give any mortgages and/or trust deed holders, as to all or a portion of the Premises, by registered mail, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified in writing (by way of notice or assignment of rents and leases, or otherwise) of the addresses of such mortgages and/or trust deed holders.  Lessee agrees not to exercise any remedies available by virtue of a default unless Lessor shall have failed to cure such default within thirty (30) days after receipt of notice of default or such additional time as may be reasonably necessary to cure the default in the case of a default incapable of being cured within thirty (30) days.  Lessee further agrees that the morgages and/or trust deed holder shall have an additional thirty (30) days within which to cure such default, or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure), in which event such right, if any, as Lessee might otherwise have to terminate the Lease shall not be exercised while such remedies are being so diligently pursued.

8.1      Liability Insurance-Lessee.  Lessee shall, at Lessee’s expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing an Insurance Services Office standard form with Broad Form General Liability Endorsement (GL0404), or equivalent, in an amount of not less than 1) $1,000,000 per occurrence of Bodily Injury and Property Damage combined single limit with a $1,000,000 excess liability policy, or 2) $1,000,000 per occurrence of Bodily Injury and Property Damage with a $2,000,000 General Aggregate Bodily Injury and Property Damage, and shall insure Lessee with Lessor as an additional insured against liability arising out of the use, occupancy or maintenance of the Premises.  The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8.  The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLNTARY CONSENT THERETO.  THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL.  NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

LESSOR		LESSEE

William D & Edna J. Wright dba		ValueClick, Inc.
South Coast Business Park		a Delaware Corporation
By	/s/ [ILLEGIBLE]	By	/s/ [ILLEGIBLE]
By		By
Executed on	9/10/99	Executed on
(Corporate Seal)		(Corporate Seal)

ADDRESS FOR NOTICES AND RENT		ADDRESS

130 Garden Street
Santa Barbara, California 93101

1.     Conditions Precedent to Effectiveness.  In addition to any other conditions for the benefit of Lessor under this Lease, Lessor’s obligations under the Lease and the effectiveness of the Lease as against the lessor are subject to the following condition for the benefit of Lessor, which condition may be waived in Lessor’s sole and absolute discretion.

a.     The execution and delivery by Q.A.D., Inc., the existing Lessee of Suites 1 & 2 of the Premises, of any document necessary to terminate its leasehold interest in Suites 1 & 2, upon terms and conditions which are acceptable to Lessor in Lessor’s sole and absolute discretion.

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Addendum to be executed concurrently with the Lease of which this Addendum forms a part.

LESSOR:

WILLIAM D & EDNA J. WRIGHT dba

SOUTH COAST BUSINESS PART

BY:	/s/ Tony Bortolozzo	Dated:	9/10/99

LESSEE:

VALUECLICK, INC., A DELAWARE CORPORATION

BY:	/s/ J.P. Ziertz	Dated:	9/2/99
Title

BY:		Dated:
Title

ADDENDUM TO LEASE

This ADDENDUM is attached to and forms a part of that certain Standard Industrial Lease dated for reference purposes August 30, 1999, by and between William D & Edna J. Wright dba South Coast Business Park (“Lessor”), and ValueClick, Inc., a Delaware Corporation (“Lessee”).  The said Standard Industrial Lease is hereby modified/supplemented (and as modified/supplemented is hereinafter referred to as “this Lease”) in the following particulars only:

A.            Option to Extend Term of Lease.  Lessee is hereby granted the option to extend the term of this Lease for N/A (        ) additional successive periods of N/A (        ) years each.  The options shall be exercised by the delivery of written notice to Lessor no earlier than two hundred seventy (270) days and no later than one hundred eighty (180) days prior to the expiration of the lease term then in effect.  Any extentions granted hereunder shall be on the same terms and conditions applicable to the initial term except as to rent, which shall be increased in accordance with Paragraph B(2) below.  Lessee’s right to exercise the options granted herein is subject to the terms and conditions set forth in Paragraph 39 of this Lease.

B.            Adjustments to Base Rent.

(1)       Cost of Living Adjustments to Base Rent.  The Base Rent payable pursuant to Paragraph 4.1 shall be subject to further adjustment as of N/A, and as of the same date each year thereafter during the initial lease term and any extension period. Said date is hereinafter referred to as the “Adjustment Date.”  The adjustment shall be made as follows:

The Base Rent for the Premises shall be adjusted by the same percentage as the increase, if any, in the Consumer Price Index (All Items for All Urban Consumers 1982-84=100 Base), of the United States Department of Labor, Bureau of Labor Statistics for Los Angeles-Anaheim-Riverside, CA (the “Index”).  The adjustment shall be calculated according to the following formula:

X = A x B/C

X = Adjusted rent

A = Base rent as of the first month of the term then in effect.

B = The monthly index for the third month immediately preceding the Adjustment Date.

C = The monthly index for the third month immediately preceding the first month of the term then in effect.

The monthly rent as so adjusted shall be payable for each month commencing with the Adjustment Date and continuing until the next Adjustment Date.

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If the Index is discontinued or revised during the term of this Lease, such other government Index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised.

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D.            Use.  Paragraph 6 of this Lease is hereby supplemented as follows:

(1)       Prohibited Uses.  Lessee shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Premises or any of its contents, or cause a cancellation of any insurance policy covering the Premises or any part thereof or any of its contents.  Lessee shall not commit or suffer to be committed any nuisance or waste in or upon the Premises.  Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.  Lessee shall not keep any animals or pets on the Premises.  Lessee shall not use or store “hazardous materials or wastes” on the Premises, as such terms are defined by applicable federal and state law, without Lessor’s prior written consent.  If such consent is given, Lessee shall comply with governmental laws, rules and regulations pertaining to hazardous materials and wastes.  Lessor shall have a right of re-entry upon the Premises on reasonable notice and at reasonable times for purposes of inspection, contamination testing and remediation.

(2)       Installation of Specialized Equipment and Use of Lessee’s Possessions on the Premises.  Lessee shall not install on the Premises any specialized equipment requiring the use of a power source (including, but not limited to, computer hardware or software) without the prior written consent of Lessor.  Lessor shall give its consent to such installation provided the conditions contained herein are satisfied.  Lessor shall not be liable to Lessee for damage to Lessee or Lessee’s possessions, including but not limited to furniture, fixtures, equipment (specialized or otherwise), and inventory, from any cause.  Lessee waives all claims against Lessor for damage to Lessee’s possessions arising for any reason.  Lessee shall comply with all laws, regulations and ordinances relating to the condition and use of any and all of Lessee’s possessions on the Premises, including laws requiring the alteration, maintenance and restoration of the Premises as a result of Lessee’s particular use.  Provided, however, any required alterations to the Premises shall be conditioned upon Lessor’s prior written consent.  The Premises shall not be electrically overloaded. No equipment, machinery, apparatus or other appliance shall be used or operated on the Premises in such a manner that such equipment will in any way injure, vibrate or shake the Premises, or place an excessive burden on power sources installed on the Premises.

E.             Assignment and Subletting.  Lessee hereby understands and agrees that Lessor may withhold its consent to any requested assignment or subletting, and such withholding of consent shall be deemed reasonable, in the event that the proposed assignee or sublessee intends to use or store hazardous wastes or materials on the Premises.  Also, it is a requirement that Lessor receive seventy five percent (75%) of any consideration or increase in rent received or to be received by Lessee for such assignment or sublease.  Please note that the term of the sublease may not exceed the term of the “master” lease.

F.             Indemnity.  The indemnification of Lessor by Lessee pursuant to Paragraph 8.7 of this Lease shall also include and extend to any violation by Lessee of applicable state, federal and local laws pertaining to the use, storage and discharge of hazardous materials and wastes.

G.            Default.  Paragraph 13.1 of this Lease is supplemented to provide that the release or discharge by Lessee of any hazardous material or wastes in or about the Premises, or violation of any law or deviation from prescribed

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procedures in the use or storage of hazardous materials or wastes, shall constitute a material default of this Lease by Lessee.  Wherever used in this Lease, the terms hazardous wastes and/or hazardous materials shall include all definitions of hazardous wastes and materials provided by both federal and California law.

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EXHIBIT "A"

[GRAPHIC]